حـكـومـة الـشـارقـة
GOVERNMENT OF SHARJAH

SAIF ZONE
هيئة المنطقة الحرة لمطار الشارقة الدولي
SHARJAH AIRPORT INTERNATIONAL FREE ZONE AUTHORITY

Memorandum & Articles of Association

عقد التأسيس والنظام الأساسي

ZENADRONE MANUFACTURING (FZE)

*********** (م م ح)

Limited Liability Free Zone Establishment

مؤسسة منطقة حرة ذات مسؤولية محدودة

This Memorandum is made on at Tuesday, 06/06/2023 **Sharjah Airport Int'l Free Zone (SAIF-Zone),** United Arab Emirates For:

انه بتاريخ اليوم الموافق Tuesday، ٢٠٢٣/٠٦/٠٦م في المنطقة الحرة لمطار الشارقة الدولي بدولة الإمارات العربية المتحدة تم إعداد هذا العقد بشأن :ـ

M/s. ZENADRONE TRADING L.L.C, a company registered in United Arab Emirates under the Certificate of Incorporation No. 997159, and having its registered address at DUBAI, U.A.E. Referred to hereunder as the "Owner"

سيد ____________ من مواطني دولة الإمارات العربية المتحدة ومقيمه في ____________ ومولوده في ________ وتحمل جواز سفر رقم __________ ويشار إليه فيما بعد بـ المالك

Preamble

M

Where as the Owner here above has been approved to setup his business in Sharjah Airport International Free Zone (SAIF-Zone) as per the Emeeri Decree No 2 of 1995 and in accordance with the Implementation Procedures of the Free Zone Establishment.

حيث أنه قد تمت المصادقة للمالك المذكور أعلاه ليؤسس عمله بالمنطقة الحرة لمطار الشارقة الدولي بناء على المرسوم الأميري رقم (2) لسنة 1995م ووفقاً للائحة التنظيمية لمؤسسات المنطقة الحرة .

Thus this Memorandum witnesseth as follows:

وبناء عليه فإن عقد التأسيس هذا يشهد على الآتي :

(1) Name :

(1) الاسم :

The name of the Company is:

يكون اسم الشركة هو:

"ZENADRONE MANUFACTURING (FZE)"

"*********** (م.م.ح)"

(2) Registered Office:

(2) المكتب المسجل :

The company's registered office is to be situated in SAIF-Zone, Sharjah, U.A.E. with its address at:

يكون للشركة مكتبها المسجل في المنطقة الحرة لمطار الشارقة الدولي _ الشارقة _ أ.ع.م. وبعنوانها البريدي التالي:

P O Box:
SAIF-Zone, Sharjah, U.A.E.

ص ب : ****
الشارقة – أ .ع. م.

M/s.
ZENADRO
NE
TRADING

(3) Objects and Powers:

1. The FZE implementation procedures formulated by SAIF-Zone Authority, pursuant to Law No. 2 of 1995, decreed by H.H. Sheikh Sultan Bin Mohammed Al Qassimi, Ruler of Sharjah, will govern the working of the company.

2. The Company will primarily follow all the clauses mentioned therein with regard to operational rules. This Memorandum and Articles read together with "FZE Implementation Procedure" will be binding on the company.

3. The objects for which the company is established are:
As per SAIF-Zone valid license(s).

a) To establish an establishment at SAIF-Zone and carry on the manufacturing, general trading, export/import and/or other related activities.

b) To carry on in SAIF-Zone the business of importers/exporters, general traders, consultants and advisors on all matters related to the foregoing business, wholesalers and retailers of goods, wares, produce, products, commodities and merchandise of every description; mail order specialists, credit and discount traders, cash and carry traders, manufacturer's agents in respect of raw materials, manufactured goods, provision and general produce; contract buyers, consultants and advisers in business, office and other systems, cost analysis efficiency techniques, marketing and sales promotion, management, commercial, commerce and industry; to create, establish and maintain an organization for the purchase, sale, distribution, advertisement or introduction of products, goods, merchandise, and commodities of every description; haulage and transport contractors, general storekeepers and warehousemen, shipping, forwarding agents and transport contractors; to undertake, perform and carry out all kinds of commercial, trading and financial operations and all or any of the operations ordinarily performed by import, export and general traders, shippers, distributors, property developers, property managers, consultants and advisors, land dealers, factors, estate agents, property sales and business transfer agents.

c) To purchase or otherwise acquire, hold, sell, dispose of and deal in goods, commodities, provisions, produce, products, supplies, materials, stores, equipment, instruments, appliances, apparatus, plant, machinery, stock in trade, and real and personal property of all kinds and any interest therein, and rights of all kinds, business concerns and options, contracts, licenses, privileges and choose in actions of all kinds and any claims against such property or against any person or company and to carry on any business concern or undertaking so acquired.

d) To acquire by purchase or otherwise and in any part of the world commercial and other agencies and to act as agents for manufacturing, trading, investment, finance, and commercial companies, firms, undertakings or

M/s.
ZENADRO
NE
TRADING

المادة (3) : المركز الرئيسي :-

1. يكون الضابط لنشاط وعمل الشركة هو نظم وإجراءات مؤسسات المنطقة الحرة الموضوعة من قبل سلطة المنطقة الحرة لمطار الشارقة الدولي استنادا إلى المرسوم الأميري رقم (2) الصادر عن سمو الشيخ سلطان بن محمد القاسمي حاكم الشارقة .

2. تخضع الشركة بصورة أساسية لجميع البنود والنظم الواردة بالمرسوم أعلاه فيما يتعلق بالقواعد التي تحكم تشغيلها. كما تلتزم الشركة بهذا العقد والنظام الأساسي مقروءا مع اللائحة التنظيمية لمؤسسة المنطقة الحرة .

3. الأهداف التي من أجلها تأسست الشركة هي:

أ) أن تقوم بإنشاء مؤسسة في المنطقة الحرة لمطار الشارقة الدولي لممارسة أنشطة التصنيع ، التجارة العامة ، الاستيراد والتصدير و/أو الأنشطة الأخرى ذات الصلة.

ب) أن تمارس ، في المنطقة الحرة لمطار الشارقة الدولي أعمال الاستيراد والتصدير ، التجارة العامة ، تقديم الخدمات الاستشارية في جميع المسائل المتعلقة بالأعمال المذكورة آنفا ، وكذلك ممارسة أعمال تجارة الجملة والتجزئة في البضائع والسلع والمنتجات بجميع أنواعها وصفاتها ، التخصص في الطلبات التجارية بالبريد ، تقديم الاعتمادات والخصم للتجار ، قبول السندات المخصومة ، الدفع والنقل ، التصنيع ، أعمال الوكالة ، الوكالة العمومية ، الوكالة بالعمولة ، السمسرة والوساطة التجارية ، التخزين ، والوكالة الصناعية في ما يتعلق بالمواد الخام ، السلع المصنعة ، الإنتاج الجزئي والعام ، الشراء بالتعاقد ، تقديم خدمات الاستشارات التجارية ، الأبحاث التسويقية ، أعمال الخبرة والخدمات الاستشارية في مجال نظم الأعمال ، النظم المكتبية والنظم الأخرى وتقنيات تحليل الفاعلية والتكلفة ، إدارة التسويق والمبيعات والترويج الإعلاني ، أعمال التصنيع والتجارة وإنشاء وتأسيس وإدارة مؤسسات لشراء وبيع وتوزيع وترويج وتقديم المنتجات ، السلع والبضائع بكافة أنواعها، مقاولات النقل والترحيل ، أعمال التخزين والمخازن العامة، الشحن، وكلاء الشحن والترحيل ؛ التعهد بالقيام أو إنجاز كافة عمليات التجارة ، والعمليات المالية والتجارية ، وكل العمليات التي يتم إنجازها عادة في مجريات أعمال الاستيراد/التصدير ، التجارة العامة ، الشحن ، التوزيع ، الاستثمار ، إدارة الأموال ، الاستشارات ، التعامل في الأراضي ، المصانع ، الوكالة العقارية ، بيع الممتلكات والعمل كوكلاء لتحويل الأعمال التجارية.

ت) أن تقوم بالشراء أو بأي صورة أخرى بالتملك ، الحيازة ، البيع ، والتعامل في كل المنتجات ، البضائع ، السلع ، الإمدادات ، المواد ، المخازن ، المعدات ، الأجهزة الكهربائية المنزلية ، الأدوات ، الآليات ، التجهيزات ، المخزونات ، العقارات والمنقولات بكافة أنواعها والحقوق المتعلقة بها ، وكافة الحقوق، متعلقات وخيارات التجارة ، العقود ، الرخص ، الامتيازات ، كل أنواع الأموال المتنازع عليها وكافة المنازعات المتعلقة بتلك الأموال ، أو في مواجهة أي شخص أو شركة ، ومباشرة كل ما يتعلق بعمل تجاري أو تعهد تم الحصول عليه في هذا الصدد .

ث) أن تحوز عن طريق الشراء أو بأي وسيلة أخرى وفي أي مكان حول العالم على كافة أنواع التوكيلات التجارية والتوكيلات الأخرى ، والعمل كوكيل للشركات و المنشآت والمقاولات الصناعية ، التجارية ،

concerns of every description in the purchase, sale and distribution of raw materials, products, commodities, foods, property and rights of all kinds and the collection, receipt and investment of money, and generally to transact and carry on all kinds of trust and agency business

e) To buy, sell and manufacture, repair, alter, and exchange, let or hire, export and deal in all kinds of articles and things which may be required for the purposes of any of the businesses of the company or commonly supplied dealt in by persons engaged in any such businesses or which may seem capable of being profitably dealt with in connection therewith.

f) To act as an agent or broker and as a Trustee, Secretary or nominee of any company, firm, undertaking or person and to undertake and perform sub-contracts and also to act in any of the businesses of the company through or by means of agents, brokers, sub-contractors or others.

g) To undertake or direct the management of the property, buildings, lands, and estates (of any tenure or kind) of any company, firm or undertaking and to sell the same or any share or shares, interest or interests therein for such company, firm or undertaking on commission or otherwise.

h) To undertake and execute any trust.

i) To procure the company to be registered or to be recognized in any foreign country or place.

j) To borrow or raise or secure the payment of money for the purposes of or in connection with the Company's business.

k) To receive money on deposit or loan upon such terms as the company may approve and to guarantee the obligations of customers and others.

l) To make advances to customers and others with or without security and upon such terms as the company may approve.

m) To distribute among the members in specie any property of the company, or any proceeds or sale or disposal of any property of the company, but so that no distribution amounting to a reduction of capital be made except with the sanction (if any) for the time being required by SAIF-Zone Authority.

n) To do all or any of the above things in any part of the world, and either as principals, agents, trustees, contractors or otherwise, and either alone or in conjunction with others, and either by or through agents, sub-contractors, trustees, or otherwise.

o) To do all such other things as are incidental or anticipated to be conclusive to the above objects or any of them.

M/s.
ZENADRO
NE
TRADING

الاستثمار والتمويل وكل الأعمال والالتزامات المتعلقة بها على مختلف الأوجه التجارية ، وذلك في شراء ، بيع وتوزيع المواد الخام ، المنتجات ، السلع، الأغذية ، الممتلكات والحقوق بمختلف أنواعها ، والقيام بتحصيل ، استلام واستثمار الأموال ، وعموما التعامل في والقيام بكافة أشكال الائتمان وأعمال الوكالات .

ج) أن تشتري ، تبيع ، تصنع ، تقوم بأعمال الصيانة ، التغيير ، التبادل ، الإيجار أو الاستئجار ، التصدير والتعامل في كل أنواع المواد والأشياء التي قد تكون مطلوبة لأي نوع من أنواع أعمال التجارية للشركة ، أو عادة ما يتم توريدها ويتعامل بها الأشخاص المعنيين بذلك النوع من الأعمال ، أو تلك التي قد يتبين أنها تعود بالربح حال التعامل بها في ما يتعلق بالعمل المعني .

ح) أن تعمل كوكيل أو سمسار ، قيّم ، أمين ، مقرر أو ممثل لأي شركة ، منشأة ، مقاول أو لأي شخص لتتعهد بالقيام أو تباشر العقود من الباطن ، وأن تباشر أي من أعمال الشركة عبر أو بأي شكل من أشكال الوكالة ، السمسرة ، المقاولة أو التعاقد من الباطن وخلافه .

خ) أن تباشر وتشرف على إدارة الممتلكات ، المباني ، الأراضي ، والعقارات (على اختلاف مساحاتها أو أنواعها) المملوكة لأي شركة ، مؤسسة أو تعهدات ، وأن تقوم ببيع ما سبق ذكره أو أي سهم أو أسهم ، منفعة أو عدة منافع في ما سبق بالنسبة للشركة ، المؤسسة أو التعهدات المذكورة أعلاه، على أساس العمولة أو على أي أساس آخر .

د) أن تباشر وتنفذ أعمال الائتمان .

ذ) أن تعمل على تسجيل الشركة أو الحصول لها على اعتراف في أي دولة أجنبية أو في أي مكان .

ر) أن تقوم باقتراض ، زيادة ، وضمان المدفوعات النقدية لأغراض الشركة أو لما يتعلق بأعمال الشركة .

ز) أن تستلم الأموال على أساس الوديعة أو القرض بناء على الشروط التي توافق عليها الشركة ، وأن تقدم ضمانات عن التزامات عملائها أو أي من المتعاملين معها .

س) أن تقوم بتقديم السلفيات للعملاء وغيرهم بضمان أو بدون ضمان وبناء على الشروط التي توافق عليها الشركة .

ش) أن توزع على أعضاء الشركة في صورة عينية أي من أموال الشركة أو أي ريع ، بيع أو تصرف في أي من ممتلكات الشركة ، ولكن إلى الحد الذي لا يؤدي فيه ذلك التوزيع إلى تخفيض في رأسمال الشركة إلا بناء على التصديق (إذا وجد) الذي تطلبه حينها إدارة المنطقة الحرة لمطار الشارقة الدولي .

ص) أن تقوم بممارسة كل أو أي من الأنشطة المذكورة أعلاه في أي مكان حول العالم وذلك إما بالأصالة أو بالوكالة ، أو كأمناء ، مقاولين أو بأي صفة أخرى ، إما منفردين أو بالتضامن مع آخرين، وكل ذلك إما من خلال وكلاء ، مقاولين من الباطن ، أمناء أو خلافه .

ض) أن تقوم بعمل أي شيء آخر كما هو مبين أو منصوص على أنه أساسي بالنسبة للأهداف المبينة أعلاه أو لأي منها .

p) To acquire and hold shares, stocks, debentures, debenture stocks, bonds, obligations and securities issued or guaranteed by any company constituted or carrying on business in all countries over the world, and also similar securities issued or guaranteed by any government, sovereign ruler, commissioners public body or authority, supreme, municipal, local or otherwise at home or abroad.

ط) أن تتملك وتحوز على الأسهم ، الأوراق المالية ، السندات المدينة ، سندات الدين ، الصكوك ، الالتزامات والضمانات الصادرة أو المضمونة من قبل أي شركة مؤسسة أو تمارس نشاطا تجاريا في جميع بلدان العالم، وكذلك الضمانات المماثلة الصادرة عن أو المكفولة من قبل أي حكومة ، سلطة ، حاكم ، مفوض ، هيئة أو سلطة عامة سواء كانت عليا ، بلدية ، محلية أو خلافه داخل أو خارج الدولة .

q) To acquire any such shares, stocks, debentures, debenture stocks, bonds, obligations, or securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same, either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

ظ) أن تتملك أية أسهم ، أوراق مالية ، سندات مدينة ، سندات دين، صكوك ، التزامات أو ضمانات سواء كان ذلك عن طريق الاكتتاب المباشر ، العطاءات ، الشراء ، المبادلة أو خلافه ، والاكتتاب في كل ما سبق سواء كان مشروطا أو خلافه ، وأن تقدم ضمانات للاكتتاب في ما سبق وأن تقوم بممارسة وإنفاذ جميع الحقوق والصلاحيات المتعلقة أو المتصلة بملكية السندات أعلاه .

4. The objects of the company shall be to carry on all such business within the area of the Free Zone as the Authority may permit under the terms of the special license issued in respect of the Company (as the same may be amended from time to time by the Authority) and elsewhere in accordance with all applicable laws and regulations, and all business and other matters ancillary, conducive or related thereto. Such matter will include power of the company to borrow, grant security, guarantee any obligation of any person to enter into all type of banking and financial transactions, to issue, make, endorse or draw any negotiable instruments (such as cheques, bills of exchange, promissory notes, or bills of lading) in relation to its business and power for the company to make, alter, or dispose of any investments (whether or not within the U.A.E.) in relation to its business.

4. تتضمن أهداف الشركة أيضا ممارسة جميع الأعمال التجارية داخل المنطقة الحرة بالقدر الذي تسمح به سلطة المنطقة الحرة بناء على البنود الواردة بالرخصة الخاصة التي يتم إصدارها للشركة (ووفقا للتعديلات التي تتم من حين لأخر بواسطة سلطة المنطقة الحرة) ، وفي أي مكان أخر بناءً على القوانين والنظم السارية ، وجميع الأعمال والمسائل الأخرى التابعة ، المؤدية إلى أو المتصلة بهذه الأعمال المذكورة أعلاه . ويتضمن ذلك سلطة الشركة في الاستلاف ، منح الضمانات ، وضمان أي التزام ينشأ من أي شخص للدخول في جميع أنواع التعاملات المصرفية والمالية لإصدار ، تحرير ، تظهير أو سحب أي سند قابل للتداول (مثل الشيكات ، الكمبيالات ، السندات الأذنية ، أو بواليص الشحن) والتي تكون متعلقة بعملها وسلطة الشركة في أن تنجز ، تعدل أو تتصرف في أي استثمارات (داخل او خارج الإمارات العربية المتحدة) والتي تكون متعلقة بعملها التجاري .

5. The objects of the Company specified in each of the foregoing paragraphs of this clause shall be distinct and separate objects of the company and shall be no way limited by reference to any other paragraphs hereof to the order in which the same occur, but shall be construed in as wide a sense as possible as if each of the said paragraphs defined the object of a separate and distinct company.

5. تعتبر أهداف الشركة الوارد ذكرها في أي من الفقرات المبينة أعلاه على هذه المادة أهدافا مميزة ومخصصة للشركة ، ولن تكون مقصورة على الرجوع إلى أي من الفقرات الواردة أعلاه بالشكل الذي يوجب حدوث المثل ، بل يجب التعامل معها على أوسع مفهوم ممكن وعلى اعتبار أن كل من الفقرات المذكورة أعلاه على حده يعرّف الأهداف التي تخص كل شركة باعتبار وضعها الخاص والمميز .

(4) Share Capital

(4) راس المــال

a) The capital of the company shall be AED 150,000 or its equivalent in US Dollars.

ا) يحدد رأسمال الشركة بمبلغ مقداره (150,000) درهم دولة الإمارات العربية المتحدة أو ما يعادله بالدولار أمريكي .

b) The Authorized Capital of the Company is made up one class of shares fully paid up as under. The share shall be represented by share certificates of equal denomination.

ب) يتكون رأسمال الشركة من فئة واحدة من الأسهم وكاملة السداد بالصورة الموضحة أدناه . تفصيل للسهم في شهادة أسهم وبفئات متساوية في القيمة .

No. of Shares عدد الأسهم	Shareholder's Name اسم حامل الأسهم	Value Per Share قيمة السهم	Total Value إجمالي القيمة
1	M/s. ZENADRONE TRADING L.L.C	150,000	150,000

c) Free Zone Establishment shares can only be held by one shareholder or entity. The company shall keep a register in which details such as number, amount and owner

ت) لا يمكن حيازة أسهم مؤسسة المنطقة الحرة بواسطة أكثر من مساهم واحد . ويجب على الشركة الاحتفاظ بسجل يشتمل على البيانات التي

M/s.
ZENADRO
NE
TRADING

information of all shares issued on it shall be entered. No shares shall be issued in bearer form.

d) Free Zone Establishment may own all of the shares in any other Free Zone Establishment or shares in any company or other establishment subject to compliance with all applicable laws.

e) Every Free Zone Establishment shall complete and issue a share certificate to the owner in respect of all shares held by it of such Free Zone Establishment forthwith upon the share capital in respect of such share being duly contributed in accordance with this implementation procedure and regulations.

f) Any purported transfer of any share or shares in any Free Zone Establishment shall be invalid unless a duly executed instrument of transfer has been delivered to the Free Zone Establishment's secretary and details are registered in the FZE Register. Any share transfer shall be effective as from the date of registration thereof in the FZE Register.

g) The shares of the company can be transferred by passing a Board Resolution and with a written approval of SAIF-Zone.

(5) Liability Clause

The nature of the company is a Free Zone Establishment and the liability of the members is limited to the extent of share capital held.

(6) Other Matters

a) The first financial year shall commence in June 2023, pursuant to the registration of the Free Zone Establishment / Company and will end in April 2024. The successive financial years shall be of 12 months duration ending in April every year.

b) The company shall prepare as at the close of every financial year a Balance Sheet showing the true state of affairs as well as a profit and loss account.

c) The above financial results will have to be audited by an approved Auditor. The Auditor's report, together with financial statements for the respective financial year is to be delivered to the concerned Department within 6 months from the end of the financial year.

d) The appointment of the Auditors fixing their remuneration for the respective financial years shall be decided by the Board of Directors.

e) The Management shall appraise the Board of Directors about the amendments if any made in the Free Zone Establishment implementation procedure from time to time.

f) The provisions relating to Contracts, Security Interests, Directors and Secretary etc. shall have reference to the Free Zone Establishment Implementation Procedures.

توضح عدد وقيمة ومالكي كل أسهم المؤسسة المعنية. ولا يجوز إصدار الأسهم في صورة استمارة أسهم لحاملها الأسهم.

ث) يجوز لمؤسسة المنطقة الحرة أن تتملك كامل أسهم مؤسسة منطقة حرة أخري أو أسهم أي شركة أو مؤسسة أخرى بشرط أن يتم ذلك وفقا للقوانين المتبعة .

ج) يجب على كل مؤسسة بالمنطقة الحرة تعبئة وإصدار شهادة أسهم إلى المالك عن جميع الأسهم المملوكة له في مؤسسة المنطقة الحرة المعنية وذلك فور الاكتتاب في أسهم رأس مال المؤسسة المعنية وفقا لهذه النظم والإجراءات .

ح) لا يكون تحويل أي سهم من أسهم أي مؤسسة من مؤسسات المنطقة الحرة صحيحا إلا إذا استلم أمين مجلس المؤسسة صكا تنفيذيا بهذا التحويل وتم تسجيل تفاصيل ذلك في سجل المؤسسة .
ويكون التحويل ساريا من تاريخ تسجيله في سجل مؤسسات المنطقة الحرة.

خ) يجوز تحويل ملكية أسهم الشركة بواسطة قرار من مجلس الإدارة وبموجب الموافقة الخطية لسلطة المنطقة الحرة .

(5) بنـد المسـؤولية

طبيعة الشركة هي مؤسسة منطقة حرة ، وتكون مسؤولية مالكيها محدودة بقدر رأس المال المقرر لها .

(6) مـواضيع أخـرى

أ) تبدأ السنة المالية الأولى في يونيو ٢٠٢٣ م طبقا لتسجيل مؤسسة المنطقة الحرة على أن تنتهي في أبريل ٢٠٢٤ م. تكون السنوات المالية التالية من فترة 12 شهر تنتهي في أبريل من كل عام .

ب) تعد الشركة عند نهاية كل سنة مالية تقرير موازنة مالية يبين الوضع الحقيقي للحركة التجارية لأعمال الشركة وأوضاع حساب الربح والخسارة بها .

ت) يتم إعداد التقرير المالي المشار إليه أعلاه بواسطة مدقق حسابات معتمد . يودع لدي إدارة مؤسسات المنطقة الحرة تقرير مدقق الحسابات مرفقا معه بيان للوضع المالي للشركة في غضون ستة شهور من نهاية السنة المالية .

ث) يتم تعيين مدقق الحسابات والأتعاب المستحقة له في ما يتعلق بالسنة المالية المعنية بموجب قرار من خلال اجتماع مجلس إدارة الشركة .

ج) تقوم الإدارة بإعلام مجلس الإدارة بشأن التعديلات (إذا وجدت) التي قد تطرأ من وقت لآخر في اللوائح التنظيمية لمؤسسة المنطقة الحرة .

ع) البنود المتعلقة بالعقود وفوائد الضمانات والمديرين والسكرتير الخ ... يجب أن تتفق مع نظم وإجراءات مؤسسات المنطقة الحرة .

M/s.
ZENADRO
NE
TRADING

(7) Amendments

The Company may amend its Memorandum of Association and Articles of Association by a resolution of the Board of Directors.

(7) التعـــديلات

يجوز للشركة تعديل عقد وبنود تأسيسها وذلك بموجب قرار صادر عن مجلس إدارة الشركة .

(8) Signatories to Memorandum and Articles

(8) الموقعون على النظام الأساسي وعقد التأسيس

I/We confirm that I/We have reviewed all pages of this Agreement and sign it herebelow as a whole.

Signature: التوقيع :

Shareholder's Name: الإسم :

M/s. ZENADRONE TRADING L.L.C

(For SAIF-Zone Use)

At the Commercial Department, on this Tuesday, 06/06/2023, the contents of this document have been acknowledged by each of the parties hereof and his signature has been verified at his request. Prepared & Witnessed By **Vishnu Sunil Nair**

Signature ____________________

To check the validity of the certificate:

1- Send an SMS to 2514 with QR Code.

2- Scan the QR code.

3- Visit the website:

https://portal.saif-zone.com/certificateinquiry.aspx

M110248T23S250S2486
(QR Code)

للتحقق من صلاحية الشهادة:

1- رسالة نصية قصيرة (SMS) إلى الرقم 2514 مع (QR Code).

2- مسح رمز الاستجابة السريع (QR Code)

3- زيارة الموقع الالكتروني:

https://portal.saif-zone.com/certificateinquiry.aspx